Exhibit 4.11

ORCHESTRA BIOMED, INC.
INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A	-	Investors
Exhibit A	-	Selling Stockholder Questionnaire

i

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of May 31, 2018, by and among Orchestra BioMed, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor” and any additional Investors that become a party to this Agreement in accordance with Subsection 5.9 hereof.

RECITALS

WHEREAS, the Company is conducting a private placement offering (the “PPO”) of a minimum of 1,600,000 and a maximum of 2,400,000 shares of the Company’s Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred”), subject to an over-allotment of 1,200,000 shares of Series B Preferred;

WHEREAS, concurrently with the PPO, the Company is entering into (i) that certain Agreement and Plan of Merger, dated as of January 22, 2018, by and among the Company, Caliber Therapeutics, Inc., a Delaware corporation and Caliber Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (ii) that certain Agreement and Plan of Merger, dated as of January 22, 2018, by and among the Company, Backbeat Medical, Inc., a Delaware corporation and Backbeat Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (iii) that certain Agreement and Plan of Merger, dated as of January 22, 2018, by and among the Company, FreeHold Surgical, Inc., a Delaware corporation and FreeHold Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (iv) that certain Share Purchase Agreement, dated as of January 22, 2018, by and among the Company, Orchestra Medical Ventures II, L.P., Orchestra Medical Ventures II Reserve, LP, Ascent Biomedical Ventures Synecor, L.P. and Ascent Biomedical Ventures II, L.P. for the sale and purchase of certain shares of Vivasure Medical Limited, an Ireland limited company, and (v) that certain Share Purchase Agreement, dated as of January 22, 2018, by and among the Company, Orchestra Medical Ventures II, L.P. and Ascent Biomedical Ventures II, L.P. for the sale and purchase of certain shares of Motus GI Holdings, Inc., a Delaware corporation ((i) - (v), the “Acquisition Agreements”); and

WHEREAS, in order to induce the Company and Investors to enter into the Acquisition Agreements and consummate the PPO, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “ABV II” has the meaning set forth in Subsection 4.3.

1.2 “Acquisition Agreements” has the meaning set forth in the Recitals.

1.3 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.4 “Allowed Delay” has the meaning set forth in Subsection 2.1(d)(ii).

1.5 “Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

1.6 “Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Holders that they are required, because of the occurrence of an event of the kind described in Subsection 2.2(f); to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (i) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material or (ii) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

1.7 “Board of Directors” means the board of directors of the Company.

1.8 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.9 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in similar businesses as the Company, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

1.10 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.11 “Effectiveness Period” has the meaning set forth in Subsection 2.2(a).

1.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.13 “FOIA Party” means a Person that, in the reasonable determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.14 “Follow-on Offering” means the next private placement after the date hereof by the Company of equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, of which the gross proceeds or benefit to the Company is valued at $8 million or more, not including those amounts attributable to Holders exercising their rights under Section 3 hereof; provided that the sale or issuance of any of the following shall not be deemed a Follow-on Offering: (i) securities issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to any plan, agreement or arrangement approved by the Board of Directors; (ii) securities issued upon the exercise of options or other equity incentives; (iii) securities issued to banks, equipment lessors, or other financial institutions, or to real property lessors, pursuant to debt financing, equipment leasing, or real property leasing transactions approved by the Board of Directors; (iv) securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors; (v) securities issued pursuant to the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement approved by the Board of Directors; or (vi) securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors.

1.15 “Follow-on Stock” means any equity securities of the Company, whether or not currently authorized, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, in each case sold by the Company in a Follow-on Offering.

1.16 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.17 “Fund Director” has the meaning set forth in Subsection 4.2.

1.18 “Fund Indemnitor” has the meaning set forth in Subsection 4.2.

1.19 “Holder” means any holder of Registrable Securities who is a party to this Agreement or any of such holder’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement.

1.20 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.21 “Investor Beneficial Owners” has the meaning set forth in Subsection 3.1.

1.22 “IPO” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Securities Act.

1.23 “Offer Notice” has the meaning set forth in Subsection 3.1(a).

1.24 “OMV II” has the meaning set forth in Subsection 4.3.

1.25 “Permitted Assignee” means (a) with respect to a Person, Affiliates of such Person, (b) with respect to a partnership, its general and limited partners, (c) with respect to a limited liability company, its members and (d) with respect to an individual party, any Immediate Family Member of such party or any trust for the direct or indirect benefit of the individual or any Immediate Family Member.

1.26 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.27 “Piggyback Registration” means, in any registration of Common Stock as set forth in Subsection 2.1(b), the ability of holders of Registrable Securities to include Registrable Securities in such registration.

1.28 “PPO” has the meaning set forth in the Recitals.

1.29 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred, Series B Preferred, and Series C Preferred.

1.30 “Qualified Purchaser” has the meaning set forth in Subsection 2.1(c).

1.31 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock; (ii) any Common Stock issued or issuable (directly or indirectly) upon conversion of any Follow-on Stock acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 5.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.11 of this Agreement.

1.32 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.33 “Registration Default Date” means the date that is 150 days after the date the Registration Statement is actually filed with the SEC.

1.34 “Registration Default Period” means the period following the Registration Default Date during which any Registration Event occurs and is continuing.

1.35 “Registration Event” means any of the following events: (a) the Company fails to file with the SEC the Registration Statement on or before the Registration Filing Date, (b) the Registration Statement is not declared effective by the SEC on or before the Registration Default Date, (c) after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement) except as excused pursuant to Section 2.1(d); or (d) after the SEC Effective Date, the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than two full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if: (1) all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time; (2) the Company commences and pursues an IPO, as set forth and subject to the terms of Section 2.1(a) of this Agreement; or (3) the Company declares a Blackout Period; provided however that the Company shall only be permitted to declare two (2) Blackout Periods per year.

1.36 “Registration Filing Date” means the date that is 90 days after the date of the final closing of the Follow-on Offering.

1.37 “Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities or to conduct an IPO.

1.38 “Release Date” has the meaning set forth in Subsection 2.1(e).

1.39 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.10(b) hereof.

1.40 “SEC” means the Securities and Exchange Commission.

1.41 “SEC Effective Date” means the date the Registration Statement is declared effective by the SEC.

1.42 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.43 “SEC Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

1.44 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.45 “Series A Preferred” means Series A Preferred Stock of the Company, par value $0.0001 per share.

1.46 “Series B Preferred” means Series B Preferred Stock of the Company, par value $0.0001 per share.

1.47 “Series B Preferred Certificate of Designations” means that certain Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware.

1.48 “Series C Preferred” means Series C Preferred Stock of the Company, par value $0.0001 per share.

1.49 “Trading Day” means (a) if the Common Stock is listed or quoted on an Approved Market, then any day during which securities are generally eligible for trading on the Approved Market, or (b) if the Common Stock is not then listed or quoted and traded on an Approved Market, then any business day.

1.50 “Transfer” has the meaning set forth in Subsection 2.1(e).

1.51 “Voting Agreement” means that certain Voting Agreement, dated as of the date hereof, by and among the Company and the signatories party thereto.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Registration.

(a) Registration on Form S-1. Not later than the Registration Filing Date, the Company shall file with the SEC a Registration Statement on Form S-1, or other applicable form, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use its commercially reasonably efforts to cause such Registration Statement to be declared effective prior to the Registration Default Date (such Registration Statement a “Resale Registration”). Notwithstanding the foregoing, in the event the Company files a Registration Statement to register for sale any of its Common Stock in an IPO on or before the Registration Filing Date and such Registration Statement is declared effective by the SEC on or before the Registration Default Date, then the foregoing obligation to file a Resale Registration shall terminate and no Registration Event can be deemed to occur thereafter.

(b) Piggyback Registration. In addition to the Company’s agreement pursuant to Subsection 2.1(a) above, if the Company shall determine at any time after the consummation of an IPO to register for sale any of its Common Stock in an underwritten offering, the Company shall so advise the Holders of the Registrable Securities. In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration and no liquidated damages as set forth in Subsection 2.1(c) shall accrue with respect to such excluded securities. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

(c) Occurrence of a Registration Event. If a Registration Event occurs, then the Company will make payments to each Holder of Registrable Securities (a “Qualified Purchaser”), as liquidated damages for the amount of damages to the Qualified Purchaser by reason thereof, at a rate equal to 0.50% of the purchase price per Unit paid by such Holder in the PPO for the Registrable Securities then held by each Qualified Purchaser for each full period of 30 days of the Registration Default Period (which shall be pro-rated for any period less than 30 days); provided, however, if a Registration Event occurs (or is continuing), liquidated damages shall be paid only with respect to that portion of the Qualified Purchaser’s Registrable Securities that cannot then be immediately resold without restriction in reliance on SEC Rule 144 provided that the Company is, at such time, subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act. Notwithstanding the foregoing, the maximum amount of liquidated damages that may be paid to any Qualified Purchaser pursuant to this Subsection 2.1(c) shall be an amount equal to 6% of the purchase price per Unit paid by such Holder in the PPO for the Registrable Securities held by such Qualified Purchaser at the time of the first occurrence of a Registration Event. Each such payment shall be due and payable within five days after the end of each full 30-day period of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination. Such payments shall constitute the Qualified Purchaser’s exclusive remedy for such events. If the Company fails to pay any partial liquidated damages or refund pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 2% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of Registration Event, (ii) the SEC Effective Date in the case of clause (b) of the definition of Registration Event, (iii) the ability of the Qualified Purchaser to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of Registration Event, and (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of Registration Event. The amounts payable as liquidated damages pursuant to this Subsection 2.1(c) shall be payable in lawful money of the United States.

(d) Notwithstanding the provisions of Subsection 2.1(c) above:

(i) (a) if the SEC does not declare the Registration Statement effective on or before the Registration Default Date, or (b) if the SEC allows the Registration Statement to be declared effective at any time before or after the Registration Default Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (a) or (b) is the SEC’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) SEC Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that in the case of (b) the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder, and, in the case of (a) or (b), that a Holder shall not be entitled to any liquidated damages with respect to the Registrable Securities not registered for the reason set forth in (a), or so reduced on a pro rata basis as set forth in (b). In addition, any such affected Holder shall be entitled to Piggyback Registration rights after the Registration Statement is declared effective by the SEC until such time as: (AA) all Registrable Securities have been registered pursuant to an effective Registration Statement, (BB) the Registrable Securities may be resold without restriction pursuant to SEC Rule 144 of the Securities Act, or (CC) the Holder agrees to be named as an underwriter in any such registration statement. The Holders acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement; and

(ii) for not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading, including in connection with the filing of a post-effective amendment to such Registration Statement in connection with the Company’s filing of an Annual Report on Form 10-K for any fiscal year (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. In the event of an Allowed Delay, the liquidated damages set forth in Subsection 2.1(c) shall not accrue during such Allowed Delay.

(e) Holdback Agreements. Each Holder understands that (i) it shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any shares of the Registrable Securities (“Transfer”), nor shall such Holder enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of the Registrable Securities until the Release Date (as defined below); provided, however, that in connection with a Resale Registration only, such Holder shall be permitted to Transfer up to fifty percent (50%) of such Holder’s Registrable Securities at any time on or after the SEC Effective Date of such Resale Registration, and (ii) it shall be entitled to Transfer up to the remaining fifty percent (50%) of such Holder’s Registrable Securities at any time on or after such date that is six (6) months following the SEC Effective Date of such Resale Registration. Each Holder hereby covenants and agrees that (x) it shall abide by the restrictions set forth above and (y) the Company shall be entitled to place “stop transfer” instructions with the Company’s transfer agent in compliance with the above restrictions. For purposes of this clause (e), the term “Release Date” shall mean six (6) months from the SEC Effective Date (which six (6) month term may be extended to twelve (12) months at the discretion of the underwriter in the case of an IPO). The foregoing provisions of this Subsection 2.1(e) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the Transfer of any Registrable Securities to Permitted Assignees, provided that such Permitted Assignee agrees to be bound in writing by the restrictions set forth herein, and provided, further, that any such Transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.1(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.1(e) or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.2 Registration Procedures for Registrable Securities. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a) prepare and file with the SEC with respect to the Registrable Securities, a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and shall remain effective for a period of eighteen months or for such shorter period ending on the date when all of the Registrable Securities registered thereunder shall have been sold (the “Effectiveness Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b) if the Registration Statement is subject to review by the SEC, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the SEC;

(c) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d) furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e) use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the SEC) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(f) notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC with respect to the disposition of all securities covered by such Registration Statement;

(h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement;

(i) use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board or such other Approved Market on which securities of the same class or series issued by the Company are then listed or traded;

(j) provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(k) if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(l) during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act; and

(m) take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

2.3 Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Subsection 2.2(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Subsection 2.2(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

2.4 Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this section and Subsection 2.7, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

2.5 Assignment of Rights. No Holder may assign its registration rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its registration rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

2.6 Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in this Agreement. A form of Selling Stockholder Questionnaire is attached as Exhibit A hereto for such purposes.

2.7 Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, Damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, Damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with this Agreement; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Subsection 2.7(a) shall in no event exceed the net proceeds from the PPO received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b) As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Subsection 2.7 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, Damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Subsection 2.2(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Subsection 2.2(f). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Subsection 2.7(c) or in the case of the expense reimbursement obligation set forth in Subsections 2.7(a) and (b), the indemnification required by Subsections 2.7(a) and (b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, Damages, or liabilities are incurred.

(e) If the indemnification provided for in Subsections 2.7(a) or (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f) Other Indemnification. Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

2.8 Rule 144. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees: (i) to make and keep public information available as those terms are understood in SEC Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to SEC Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration, (iv) with respect to the sale of any Registrable Securities by a Holder pursuant to SEC Rule 144 and subject to Holder providing necessary documentation to meet the requirements of such rule, to promptly furnish, without any charge to such Holder, a written legal opinion of its counsel to facilitate such sale and, if necessary, instruct its transfer agent in writing that it may rely on said written legal opinion of counsel with respect to said sale and (v) undertake any additional actions commercially reasonably necessary to maintain the availability of the use of SEC Rule 144.

2.9 Independent Nature of Each Holder’s Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and each Holder shall not be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein and no action taken by any Holder pursuant hereto, shall be deemed to constitute such Holders as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

2.10 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.10(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.10.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a Registration Statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.10. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.10(b), except that such certificate, instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.11 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsection 2.1 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation;

(b) such time as the Company is subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act and SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the fifth (5th) anniversary of the IPO.

3. Rights to Future Stock Issuances.

3.1 Right of First Offer. Subject to the terms and conditions of this Subsection 3.1 and applicable securities laws, if the Company proposes to offer or sell any Follow-on Stock, the Company shall first offer such Follow-on Stock to each holder of Series B Preferred. A holder of Series B Preferred shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such holder of Series B Preferred (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) is not a Competitor or FOIA Party, unless such party’s purchase of Follow-on Stock is otherwise consented to by the Board of Directors, (y) agrees to enter into this Agreement and the Voting Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor”, and (z) agrees to purchase at least such number of Follow-on Stock as are allocable hereunder to the holder of Series B Preferred holding the fewest number of shares of Series B Preferred.

(a) The Company shall give notice (the “Offer Notice”) to each holder of Series B Preferred, stating (i) its bona fide intention to offer such Follow-on Stock, (ii) the number of shares of such Follow-on Stock to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Follow-on Stock.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each holder of Series B Preferred may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that dollar amount of Follow-on Stock which equals the product of the number of Series B Preferred held by such holder and the Stated Value per share (as adjusted for stock splits, stock dividends, combinations or other recapitalizations of the Series B Preferred) (as such term is defined in the Series B Preferred Certificate of Designations) of such holder’s Series B Preferred. The closing of any sale pursuant to this Subsection 3.1(b) shall occur within the earlier of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of Follow-on Stock pursuant to Section 3.1(c).

(c) If all Follow-on Stock referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 3.1(b), the Company may, during the period following the expiration of the periods provided in Subsection 3.1(b), offer and sell the remaining unsubscribed portion of such Follow-on Stock to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Follow-on Stock within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Follow-on Stock shall not be offered unless first reoffered to the holder of Series B Preferred in accordance with this Subsection 3.1.

(d) The right of first offer in this Subsection 3.1 shall not be applicable to Exempted Securities (as defined in the Company’s Certificate of Incorporation) or, subject to Section 3.1(g) below, shares of Common Stock issued in the IPO.

(e) The right of first offer set forth in this Subsection 3.1 shall terminate with respect to any holder of Series B Preferred who fails to purchase, in any transaction subject to this Subsection 3.1, all of such holder’s pro rata amount of the Follow-on Stock allocated (or, if less than such holder’s pro rata amount is offered by the Company, such lesser amount so offered) to such holder of Series B Preferred pursuant to this Subsection 3.1. Following any such termination, such Investor shall no longer be deemed a “holder of Series B Preferred” for any purpose of this Subsection 3.1.

(f) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 3.1, the Company may elect to give notice to the holders of Series B Preferred within thirty (30) days after the issuance of Follow-on Stock. Such notice shall describe the type, price, and terms of the Follow-on Stock. Each holder of Series B Preferred shall have twenty (20) days from the date notice is given to elect to purchase up to the number of Follow-on Stock that it could have purchased as calculated in Subsection 3.1(b). The closing of such sale shall occur within sixty (60) days of the date notice is given to the holders of Series B Preferred.

(g) In the event that prior to the occurrence of a Follow-on Offering if the Company shall determine to register for sale for cash any of its Common Stock in an IPO, then to the extent permitted by applicable law, SEC policy and the underwriter, the Company shall use its best efforts to ensure that holders of Series B Preferred shall have the opportunity to purchase, at the price and on the terms specified in the IPO prospectus, a dollar amount up to that amount of Common Stock issued in the IPO which equals the product of the number of Series B Preferred held by such holder and the Stated Value per share (as adjusted for stock splits, stock dividends, combinations or other recapitalizations of the Series B Preferred) of such holder’s Series B Preferred. In the event that holders of Series B Preferred are not, despite the Company’s best efforts, granted the right to purchase in the IPO the amount of Common Stock set forth in the immediately preceding sentence, then to the extent permitted by applicable law and SEC policy, the Company shall make available for such holders to purchase, in a concurrent private placement, such amount of Common Stock.

3.2 Termination. The covenants set forth in Subsection 3.1 shall terminate and be of no further force or effect (i) immediately upon the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first and, as to each holder of Series B Preferred, in accordance with Subsection 3.1(e).

4. Additional Covenants.

4.1 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

4.2 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by certain Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

4.3 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of Orchestra Medical Ventures II, L.P. (“OMV II”) and Ascent Biomedical Ventures II, L.P. (“ABV II”) (together with their affiliates) are professional investment funds, and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, OMV II and ABV II shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by OMV II or ABV II in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of OMV II or ABV II to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5. Miscellaneous.

5.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a Permitted Assignee or other Affiliate of a Holder of Registrable Securities; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.9. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and Permitted Assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and Permitted Assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware.

5.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the subscription signature page executed pursuant to the PPO, or otherwise set forth in the books and records of the Company, in the case of an Investor, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 5.5. If notice is given to the Company it shall be sent to Orchestra BioMed, Inc., 150 Union Square Drive, New Hope PA 18938, Attention: David Hochman.

5.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of 51% of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.10(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.10(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 5.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

5.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

5.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Permitted Assignees or Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

5.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Preferred Stock after the date hereof, whether pursuant to the PPO, the Follow-On Offering or otherwise, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement (and a subscription document signed by purchasers in the PPO shall, for the purposes of this Subsection 5.9, qualify as a counterpart signature page hereto), and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder and the Company may unilaterally update Schedule A hereto to account for all such additional Investors.

5.10 Entire Agreement. This Agreement (including any schedules and exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

5.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.13 Acknowledgment. The Company acknowledges that certain of the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ORCHESTRA BIOMED, INC.

By:	/s/ Todd Van Emburgh
Name:	Todd Van Emburgh
Title:	CEO

[INVESTORS]:

By:
Name:
Title:

Signature Page to Investors’ Rights Agreement

SCHEDULE A

Investors1

[1]	Joinder Agreements executed by Investors are attached.

Exhibit A

Selling Stockholder Questionnaire

[To be attached.]

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: AKS Family Partners, LP

By:	/s/ Adam Stern
Name and Title: Adam Stern, General Partner
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 450,000

Individual:

/s/ Adam Stern
Signature
Name: Adam Stern
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 205,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________
Signature
Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Brian Eliot Peierls
Signature
Name: Brian Eliot Peierls
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 25,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: Collier Holdings LLC

By:	/s/ Todd Van Emburgh
Name and Title: Todd Van Emburgh / Member
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: _____________

Individual:

______________________________
Signature
Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: DB Investor Group LLC

By:	/s/ David Bocchi
Name and Title: David Bocchi
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: ________________

Individual:

/s/ David Bocchi
Signature
Name: David Bocchi
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: ___________________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ E. Jeffrey Peierls
Signature
Name: E. Jeffrey Peierls
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 25,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Dr. David Filer
Signature
Name: Dr. David Filer
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 10,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Stephen Giannantonio
Signature
Name: Stephen Giannantonio
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 20,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Harry Ioannou
Signature
Name: Harry Ioannou
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Ramnarain Jaigobind
Signature
Name: Ramnarain Jaigobind
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 20,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity:	RBC CAPITAL MARKETS CUSTODIAN
FBO LAURENCE G. ALLEN IRA

By:	/s/ Laurence G. Allen
Name and Title: Laurence G. Allen, Holder
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 30,000

Individual:
_____________________________

Signature

Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: Livingston Vegas Bio Venture

By:	/s/ John E Dell
Name and Title: John E Dell sole member
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 40,000

Individual:

______________________________
Signature
Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By:	/s/ James H Mannix
Name and Title: James H Mannix C.O.O
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: _______________

Individual:
______________________________
Signature
Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Lester Petracca
Signature
Name: Lester Petracca
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 80,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Steven B. Rosner
Signature
Name: Steven B. Rosner
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 30,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Cassel Shapiro
Signature
Name: Cassel Shapiro
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 60,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Robert Baumberger
Signature
Name: Robert Baumberger
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 50,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Emanuel Cohen
Signature
Name: Emanuel Cohen
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 10,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Robert Eide
Signature
Name: Robert Eide
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 60,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ James T. Lenehan
Signature
Name: James T. Lenehan
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: ________________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Jennifer A. Lorenzo
Signature
Name: Jennifer A. Lorenzo
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 150,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Keith Murphy
Signature
Name: Keith Murphy
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 60,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ David Reimer
Signature
Name: David Reimer
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 10,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Daniel Seto
Signature
Name: Daniel Seto
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 10,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: ________________

By: ___________________________

Signature

Name and Title: _________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

Individual:

/s/ Douglas Weil
Signature
Name: Douglas Weil
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 50,000

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: AT MEDIA CORP.

By:	/s/ Radha Freese
Name and Title: Radha Freese
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 20,000

Individual:
______________________________
Signature
Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________

This Joinder to Investors’ Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ORCHESTRA BIOMED, INC,

By:
Name:
Title:

Holder:

Entity:
Name of Entity: RGM Group LLC

By:	/s/ Raffaele Gambardella
Name and Title: Raffaele Gambardella / Partner
Address: [Omitted pursuant to Item 601(a)(6)]
Email: [Omitted pursuant to Item 601(a)(6)]
Number of Shares: 80,000

Individual:
______________________________
Signature
Name: ________________________
Address: _______________________
Email: _________________________
Number of Shares: _______________